EXHIBIT 10.1
FIRST AMENDMENT AGREEMENT
FIRST AMENDMENT AGREEMENT dated as of February 6, 2013 (this "First Amendment") to (a) the Amended and Restated Credit Agreement dated as of July 1, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the First Amendment Effective Date (as defined below), the "Credit Agreement"), among, inter alia, NRG Energy, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time parties thereto and Citicorp North America, Inc., as administrative agent (in such capacity and together with its successors, the "Administrative Agent") and as collateral agent (in such capacity and together with its successors, the "Collateral Agent"), and (b) the Second Amended and Restated Collateral Trust Agreement dated as of July 1, 2011 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the First Amendment Effective Date, the "Collateral Trust Agreement"), among, inter alia, the Borrower, the Administrative Agent and Deutsche Bank Trust Company Americas, as priority collateral trustee and parity collateral trustee (in such capacities and together with its successors, the "Collateral Trustee").
A.Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).

B.The Borrower, the Lenders, the Administrative Agent, the Collateral Agent and each Issuing Bank, among others, are parties to the Credit Agreement. Citigroup Global Markets Inc. is acting as sole book runner and sole lead arranger (in such capacities, the "Repricing Arranger") in connection with this First Amendment and the CTA Amendment (as defined below). The Borrower, the Administrative Agent and the Collateral Trustee, among others, are parties to the Collateral Trust Agreement.

C.The Borrower has requested that the Credit Agreement be amended to, among other things: (a) re-evidence in full all Term Loans outstanding immediately prior to the effectiveness of this First Amendment (collectively, the "Existing Term Loans") with the Exchanged Term Loans (as defined below) and the Additional Term Loans (as defined below) (the Exchanged Term Loans and the Additional Term Loans, collectively, the "First Amendment Term Loans"), and which First Amendment Term Loans shall have the same terms (other than to the extent expressly provided in this First Amendment) under the Loan Documents as the Existing Term Loans and (b) make certain other changes as more fully set forth herein.

D.Each Term Lender that executes and delivers a signature page to this First Amendment in the capacity of an "Exchanging Term Lender" (each, an "Exchanging Term Lender") will be deemed to have irrevocably (i) agreed to the terms of this First Amendment, the Amended Credit Agreement and the CTA Amendment, (ii) agreed to exchange (as defined below) (as set forth on its signature page hereto) all of its Existing Term Loans (all Existing Term Loans so exchanged, the "Exchanged Term Loans") with First Amendment Term Loans in an equal principal amount and (iii) upon the First Amendment Effective Date, exchanged (as set forth on its signature page hereto) all of its Existing Term Loans with First Amendment Terms Loans in an equal principal amount.

E.Each Person that executes and delivers a signature page to this First Amendment in the capacity of an "Additional Term Lender" (each, an "Additional Term Lender" and all Additional Term Lenders, together with all Exchanging Term Lenders, collectively, the "First Amendment Term Lenders") will be deemed to have irrevocably (i) agreed to the terms of this First Amendment, the Amended Credit Agreement and the CTA Amendment, (ii) committed to make First Amendment Term Loans to the Borrower on the First Amendment Effective Date (the "Additional Term Loans") in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Additional Term Lender committed to make as Additional Term Loans) and (iii) upon the First Amendment Effective Date, made such Additional Term Loans to the Borrower.

F.Each Revolving Lender and each Issuing Bank that executes and delivers a signature page to this First Amendment in its capacity as such will be deemed upon the First Amendment Effective Date to have irrevocably agreed to the terms of this First Amendment, the Amended Credit Agreement and the CTA Amendment.

G.By executing and delivering a signature page to this First Amendment, each of the Administrative Agent and the Collateral Agent will be deemed upon the First Amendment Effective Date to have irrevocably agreed to the terms of this First Amendment, the Amended Credit Agreement and the CTA Amendment.

H.The aggregate proceeds of the Additional Term Loans will be used to re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein, including via the assignment by the Term Lenders holding such Existing Term Loans (other than Exchanged Term Loans) who do not remain Term Lenders under the Amended Credit Agreement on the First Amendment Effective Date to the Additional Term Lenders as of the First Amendment Effective Date of such Existing Term Loans (other than Exchanged Term Loans), which shall thereafter be continued as and be deemed to be Term Loans under the Amended Credit Agreement.

I.To accomplish the foregoing (a) the Borrower, the Administrative Agent, the Collateral Agent, each Issuing Bank and the Lenders whose signatures appear below, constituting at least the Required Lenders and the First Amendment Term Lenders, are willing to amend the Credit Agreement as set forth below (the Credit Agreement as amended hereby, the "Amended Credit Agreement"), (b) the Exchanging Term Lenders are willing to exchange all of their Existing Term Loans with First Amendment Term Loans and (c) the Additional Term Lenders are willing to re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, with Additional Term Loans on the First Amendment Effective Date, in each case, on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement.

J.In addition, the Borrower has requested that the Collateral Trust Agreement be amended to make certain changes as more fully set forth in the CTA Amendment. To accomplish the foregoing, the Collateral Trustee acting as directed by an Act of Instructing Debtholders (as defined in the Collateral Trust Agreement) is willing to consent to the amendment of the Collateral Trust Agreement substantially in the form of the Amendment to Collateral Trust Agreement attached hereto as Exhibit A (the "CTA Amendment").

K.The amendments to the Credit Agreement set forth below and the amendments to the Collateral Trust Agreement evidenced by the CTA Amendment are each subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to Credit Agreement; Amendment to Collateral Trust Agreement; First Amendment Reaffirmation Agreement; Act of Instructing Debtholders.
(a)Amendments to Credit Agreement. The Borrower, the Administrative Agent, the Collateral Agent, each Issuing Bank and the Lenders whose signatures appear below agree that the Credit Agreement shall be amended as follows:

(i)Section 1.01 of the Credit Agreement is hereby amended by:

(A)adding thereto the following new defined terms in proper alphabetical order:

"Barclays" shall mean Barclays Bank PLC and its Affiliates.
"CS" shall mean Credit Suisse AG, Cayman Islands Branch, and its Affiliates.
"First Amendment" shall mean the First Amendment Agreement, dated as of February 6, 2013, among the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent, each Issuing Bank, the Collateral Trustee and the Lenders party thereto.
"First Amendment Effective Date" shall have the meaning assigned to such term in the First Amendment.
"First Amendment Reaffirmation Agreement" shall mean the Reaffirmation Agreement, dated as of the First Amendment Effective Date, executed and delivered by the Borrower, each Subsidiary Guarantor, the Administrative Agent and the Collateral Trustee in form and substance reasonably acceptable to the Administrative Agent.
"GenOn Credit Agreement" shall mean the Credit Agreement, dated as of September 20, 2010, among GenOn Energy, Inc., GenOn Americas, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, as in effect immediately prior to December 14, 2012.
"GenOn L/C Assumption Agreements" shall mean (i) the Assignment and Assumption Agreement, dated as of December 14, 2012, among GenOn Energy, Inc. and GenOn Americas, Inc., collectively as assignor, the

Borrower, as assignee, and DB, as bank, and (ii) the Assignment and Assumption Agreement, dated as of December 14, 2012, among GenOn Energy, Inc. and GenOn Americas, Inc., collectively as assignor, the Borrower, as assignee, and JPMCB, as bank.
"JPMCB" shall mean JPMorgan Chase Bank, N.A. and its Affiliates.
(B)amending and restating the following defined terms therein in their entirety as follows:

"Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves; provided that at no time shall the Adjusted LIBO Rate with respect to Term Loans be less than 0.75% per annum.
"Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1.00% and (c) the Adjusted LIBO Rate for an interest period of one month beginning on such day plus 1.00%; provided that at no time shall the Alternate Base Rate with respect to Term Loans be less than 1.75% per annum.
"Applicable Margin" shall mean, for any day, a rate per annum equal to (a)(i) with respect to ABR Term Loans, 1.50% and (ii) with respect to Eurodollar Term Loans, 2.50% and (b)(i) with respect to ABR Revolving Loans, 1.75% and (ii) with respect to Eurodollar Revolving Loans, 2.75%.
"Collateral Trust Agreement" shall mean the Second Amended and Restated Collateral Trust Agreement, dated as of the Closing Date, among the Borrower, each Subsidiary Guarantor, the Collateral Trustee and the other parties thereto, as amended by that certain Amendment to Collateral Trust Agreement, dated as of the First Amendment Effective Date, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
"Issuing Bank" shall mean, as the context may require, each of (a) BANA, Barclays, CNA, CS, DB, JPMCB, MSB and/or any of their respective affiliates, each in its capacity as the issuer of Letters of Credit issued by it hereunder and/or the issuer of any Existing Letters of Credit issued by it, and (b) any other Lender that may become an Issuing Bank pursuant to Section 2.23(i) or 2.23(k), with respect to Letters of Credit (including Existing Letters of Credit) issued by such Lender. Unless otherwise specified, in respect of any Letters of Credit (including Existing Letters of Credit), "Issuing Bank" shall refer to the applicable Issuing Bank which has issued such Letter of Credit (or such Existing Letter of Credit). Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
"Security Documents" shall mean the Guarantee and Collateral Agreement, the Mortgages, the Control Agreements, the Intellectual Property Security Agreements, the Collateral Trust Agreement, the Reaffirmation Agreement, the First Amendment Reaffirmation Agreement and each of the other security agreements, pledges, mortgages, assignments (collateral or otherwise), consents and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.09 or 5.10.
"Term Loans" shall mean the First Amendment Term Loans (as defined in the First Amendment) made pursuant to and in accordance with the First Amendment on the First Amendment Effective Date.
(C)amending and restating clause (c) of the definition of "Cash Equivalents" therein in its entirety as follows:

(c) certificates of deposit and eurodollar time deposits with maturities of 12 months or less from the date of acquisition, bankers' acceptances with maturities not exceeding 12 months and overnight bank deposits, in each case, with any commercial bank having capital and surplus in excess of $500,000,000;
(ii)Section 2.12(d) of the Credit Agreement is hereby amended by replacing the words "the Closing Date" in each instance where such words appear therein with the words "the First Amendment Effective Date."

(iii)Clause (ii) of Section 2.23(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii)(A) each letter of credit issued by each of CNA, in its capacity as an issuing bank, pursuant to and in accordance with the Existing Cash Collateralized Letter of Credit Facility described in clause (a) of the definition thereof, and DB, in its capacity as an issuing bank, pursuant to and in accordance with the Existing Credit Agreement or the Existing Cash Collateralized Letter of Credit Facility described in clause (b) of the definition thereof and, in each case, set forth on Schedule 2.23, which remains outstanding on the Closing Date, including any extension thereof, (B) each letter of credit issued by each of DB and JPMCB, in its capacity as an issuing bank, pursuant to and in accordance with the GenOn Credit Agreement and assigned to the Borrower pursuant to the GenOn L/C Assumption Agreements and, in each case, set forth on Schedule 2.23, which remains outstanding on the First Amendment Effective Date, including any extension thereof, and (C) with the consent of the applicable Issuing Bank, each letter of credit issued for the Borrower's account or for the account of any of the Subsidiaries (other than the Funded L/C SPV) by any Issuing Bank from time to time, in its capacity as an issuing bank, pursuant to and in accordance with any other credit agreement or letter of credit facility permitted under Section 6.01 and assigned to the Borrower pursuant to an assignment and assumption agreement reasonably acceptable to such Issuing Bank and executed by the Borrower and such Issuing Bank and acknowledged by the Administrative Agent from time to time, provided that, in the case of each letter of credit pursuant to this clause (C), each of the conditions to the issuance of a Letter of Credit hereunder shall be satisfied with respect to such letter of credit on and as of the date on which such letter of credit is deemed to be an Existing Letter of Credit hereunder and the Borrower shall deliver to the Administrative Agent on such date a revised Schedule 2.23 including such letter of credit (each letter of credit described in each of clauses (A), (B) and (C), an "Existing Letter of Credit"), shall be deemed to be a Letter of Credit under this Agreement issued by such Issuing Bank, as applicable, in its capacity as an Issuing Bank hereunder, and shall constitute a "Letter of Credit" for all purposes under this Agreement.
(iv)Section 3.13 of the Credit Agreement is hereby amended by adding the following new sentence immediately after the last sentence thereof:

The proceeds of all Additional Term Loans (as defined in the First Amendment), if any, on the First Amendment Effective Date will be used to re-evidence in full all Existing Term Loans (as defined in the First Amendment), other than Exchanged Term Loans (as defined in the First Amendment), on the terms and subject to the conditions set forth in the First Amendment, including via the assignment by the Term Lenders holding such Existing Term Loans (as defined in the First Amendment), other than Exchanged Term Loans (as defined in the First Amendment), who do not remain Term Lenders hereunder on the First Amendment Effective Date to the Additional Term Lenders (as defined in the First Amendment) as of the First Amendment Effective Date of such Existing Term Loans (as defined in the First Amendment), other than Exchanged Term Loans (as defined in the First Amendment), which shall thereafter be continued as and be deemed to be Term Loans hereunder.
(v)The second parenthetical in Section 5.09(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(and, in any event, (A) with respect to any Deposit Account, Securities Account or Commodities Account, within the time period set forth in the second paragraph of Section 5.10 applicable to such Deposit Account, Securities Account or Commodities Account and (B) with respect to any other Collateral or any other property or asset which becomes Collateral, within 20 Business Days following the date of such acquisition or designation)
(vi)Section 5.09(a) of the Credit Agreement is hereby amended by adding the following new sentence immediately after the last sentence thereof:

Notwithstanding anything set forth herein or in any other Loan Document to the contrary, this Section 5.09(a) shall not apply to Intellectual Property Collateral acquired after the Closing Date or with respect to any property or asset which becomes Intellectual Property Collateral pursuant to the definition of Collateral after the Closing Date (it being agreed and understood that such Intellectual Property Collateral shall be subject to the applicable provisions of the Guarantee and Collateral Agreement).
(vii)The third parenthetical in Section 5.09(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(and, in any event, within 20 Business Days following such creation or the date of such acquisition)
(viii)The second parenthetical in Section 5.09(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(and, in any event, within 20 Business Days following such creation or the date of such acquisition)
(ix)Schedule 2.23 to the Credit Agreement is hereby replaced with Schedule 2.23 attached to this First Amendment.
(x)As used in the Credit Agreement, the terms "Agreement," "this Agreement," "herein," "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean, from and after the First Amendment Effective Date, the Credit Agreement as amended by this First Amendment.

(b)Amendment to Collateral Trust Agreement. The Borrower, the Grantors (as defined in the Collateral Trust Agreement) and the Collateral Trustee acting as directed by an Act of Instructing Debtholders agree that the Collateral Trust Agreement shall be amended on the First Amendment Effective Date by the CTA Amendment such that, on the First Amendment Effective Date, the terms set forth in the CTA Amendment shall modify the terms of the Collateral Trust Agreement to the extent set forth in the CTA Amendment. As used in the Collateral Trust Agreement, the terms "Agreement," "this Agreement," "herein," "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean, from and after the First Amendment Effective Date, the Collateral Trust Agreement as amended by the CTA Amendment.

(c)First Amendment Reaffirmation Agreement; Act of Instructing Debtholders. The parties hereto confirm that it is their intent that the instructions provided herein shall represent an

Act of Instructing Debtholders under and as defined in the Collateral Trust Agreement with respect to the CTA Amendment and the Reaffirmation Agreement substantially in the form attached hereto as Exhibit B (the "First Amendment Reaffirmation Agreement"). The Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Repricing Arranger, the Issuing Banks and the Lenders and agrees for the benefit of the Administrative Agent, the Collateral Agent, the Repricing Arranger, the Issuing Banks, the Lenders and the Collateral Trustee that (i) Schedule I attached to this First Amendment sets forth completely and correctly (A) the aggregate outstanding amount of all Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), as in effect as of the First Amendment Effective Date, (B) the aggregate unfunded commitments to extend credit which, when funded, would constitute Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), as in effect as of the First Amendment Effective Date, and (C) the face amount of all outstanding letters of credit issued under any Priority Lien Documents (as defined in the Collateral Trust Agreement) relating to Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), as in effect as of the First Amendment Effective Date, and (ii) pursuant to and in accordance with Section 9.4 of the Collateral Trust Agreement, the holders of Priority Lien Commodity Hedging Obligations (as defined in the Collateral Trust Agreement) are not entitled to exercise any voting or consent right with respect to the execution, acknowledgment and acceptance of the CTA Amendment and the First Amendment Reaffirmation Agreement with respect to the aggregate Hedge Capacity Amount (as defined in the Collateral Trust Agreement) under Priority Lien Commodity Hedging Agreements (as defined in the Collateral Trust Agreement) that are Capacity Commodity Hedging Agreements (as defined in the Collateral Trust Agreement), including with respect to clause (i)(y)(D) of the definition of "Act of Instructing Debtholders" set forth in the Collateral Trust Agreement. To accomplish the intent set forth in the first sentence of this clause (c), the Lenders constituting, solely based on (and in reliance upon) the representation and warranty of the Borrower set forth in the immediately preceding sentence, holders of Priority Lien Debt (as defined in the Collateral Trust Agreement) constituting more than 50% of the sum of (1) the aggregate outstanding amount of all Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), (2) the aggregate unfunded commitments to extend credit which, when funded, would constitute Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement) and (3) the face amount of all outstanding letters of credit issued under any Priority Lien Documents (as defined in the Collateral Trust Agreement) relating to Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), hereby (x) consent to the CTA Amendment and the First Amendment Reaffirmation Agreement, (y) authorize and instruct the Collateral Trustee to execute, acknowledge and accept each of the CTA Amendment and the First Amendment Reaffirmation Agreement on their behalf and (z) direct the Administrative Agent, on their behalf, to authorize and instruct the Collateral Trustee to execute, acknowledge and accept each of the CTA Amendment and the First Amendment Reaffirmation Agreement on their behalf.

SECTION 2.Term Lenders; Revolving Lenders; Issuing Banks; First Amendment Term Loans; Administrative Agent Authorization.

(a)Term Lenders. Subject to the terms and conditions set forth herein and in the Credit Agreement, (i) each Exchanging Term Lender irrevocably (A) agrees to the terms of this First Amendment, the Amended Credit Agreement and the CTA Amendment, (B) agrees to exchange (as set forth on its signature page hereto) all of its Existing Term Loans with First Amendment Term Loans in an equal principal amount and (C) upon the First Amendment Effective Date, shall exchange (as set forth on its signature page hereto) all of its Existing Term Loans with First Amendment Terms Loans in an equal principal amount and (ii) each Additional Term Lender irrevocably (A) agrees to the terms of this First Amendment, the Amended Credit Agreement and the CTA Amendment, (B) commits to make Additional Term Loans in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Additional Term Lender committed to make as Additional Term Loans) and (C) upon the First Amendment Effective Date, shall re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, with such Additional Terms Loans. Each Additional Term Lender further acknowledges and agrees that, as of the First Amendment Effective Date, it shall be a "Lender" and a "Term Lender" under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. For purposes of this First Amendment, "exchange" shall mean convert and continue. For the avoidance of doubt, notwithstanding anything herein to the contrary, it is acknowledged and agreed that the Existing Term Loans of Exchanging Term Lenders will be converted into and continued as First Amendment Term Loans and such Exchanged Term Loans shall be on the same terms (other than to the extent expressly provided in this First Amendment) under the Loan Documents as such Existing Term Loans.

(b)Revolving Lenders. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Revolving Credit Lender signatory hereto irrevocably agrees to the terms of this First Amendment, the Amended Credit Agreement and the CTA Amendment.

(c)Issuing Banks. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Issuing Bank irrevocably agrees to the terms of this First Amendment, the Amended Credit Agreement and the CTA Amendment.

(d)First Amendment Term Loans.

(i)On the First Amendment Effective Date, the proceeds of all Additional Term Loans, if any, shall be used to re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein, including via the assignment by the Term Lenders holding such Existing Term Loans (other than Exchanged Term Loans) who do not remain Term Lenders under the Amended Credit Agreement on the First Amendment Effective Date to the Additional Term Lenders as of the First Amendment Effective Date of such Existing Term Loans (other than Exchanged Term Loans), which shall thereafter be continued as and be deemed to be Term Loans under the Amended Credit Agreement. The commitments of the Additional Term Lenders and the undertakings of the Exchanging Term Lenders are several and no such First Amendment Term Lender will be responsible for any other First Amendment Term Lender's failure to make, acquire or exchange First Amendment Term Loans. Notwithstanding anything herein or in the Amended Credit Agreement to the contrary, the aggregate principal amount of the First Amendment Term Loans will not exceed the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the First Amendment Effective Date. Each of the parties hereto acknowledges and agrees that the terms of this First Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by this First Amendment and the Amended Credit Agreement.

(ii)Each Exchanging Term Lender hereby waives any breakage loss or expenses due and payable to it by the Borrower pursuant to Section 2.16 of the Credit Agreement with respect to the exchange of its Exchanged Term Loans with First Amendment Term Loans on a date other than the last day of the Interest Period relating to such Exchanged Term Loans.

(iii)First Amendment Term Loans shall initially be Eurodollar Term Loans with an Interest Period commencing on the First Amendment Effective Date and ending on the date specified by the Borrower in the applicable Borrowing Request delivered by it pursuant to Section 4(a)(ii)(B) below.

(e)Administrative Agent Authorization. The Borrower, the Collateral Agent, each Issuing Bank and the Lenders whose signatures appear below authorize the Administrative Agent to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of the signature pages of all Lenders whose signatures appear below and (ii) enter and complete all such amounts, percentages and other information in the Amended Credit Agreement, as appropriate. The Administrative Agent's determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrower under the Amended Credit Agreement, in each case, absent clearly demonstrable error. For the avoidance of doubt, the provisions of Article VIII and Section 9.05 of each of the Credit Agreement and the Amended Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 2(e).

SECTION 3.Representations and Warranties. To induce the other parties hereto to enter into this First Amendment, the Borrower and each Grantor (as defined in the Collateral Trust Agreement) represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent, each Issuing Bank and the Collateral Trustee that, as of the First Amendment Effective Date:

(a)The Borrower and each Grantor (as defined in the Collateral Trust Agreement) has all requisite power and authority, and the legal right, to enter into this First Amendment, the Amended Credit Agreement, the First Amendment Reaffirmation Agreement and the CTA Amendment and to carry out the transactions contemplated by, and perform its obligations under, this First Amendment, the Amended Credit Agreement, the First Amendment Reaffirmation Agreement, the CTA Amendment and the other Loan Documents.

(b)Each of this First Amendment, the Amended Credit Agreement, the First Amendment Reaffirmation Agreement and the CTA Amendment (i) has been duly authorized, executed and delivered by the Borrower and, with respect to this First Amendment, the First Amendment Reaffirmation Agreement and the CTA Amendment only, each Grantor (as defined in the Collateral Trust Agreement), (ii) constitutes the Borrower's and, with respect to this First Amendment, the First Amendment Reaffirmation Agreement and the CTA Amendment only, each Grantor's (as defined in the Collateral Trust Agreement) legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect affecting creditors' rights generally and (including with respect to specific performance) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and to the discretion of the court before which any proceeding therefor may be brought, (iii) will not violate (A) any applicable provision of any material law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any order of any

Governmental Authority or arbitrator or (C) after giving effect to Sections 1 and 2 hereof, any provision of any indenture or any material agreement or other material instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (iv) after giving effect to Sections 1 and 2 hereof, will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or material agreement or other material instrument and (v) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any other Loan Party (other than Liens created under the Security Documents).

(c)No action, consent or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority is or will be required in connection with this First Amendment, the Amended Credit Agreement, the First Amendment Reaffirmation Agreement or the CTA Amendment, except for (i) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (ii) recordation of modifications of the Mortgages, if any, (iii) actions specifically described in Section 3.19 of the Credit Agreement or any of the Security Documents, if any, (iv) any immaterial actions, consents, approvals, registrations or filings or (v) such as have been made or obtained and are in full force and effect.

(d)The representations and warranties set forth in the Amended Credit Agreement, the Collateral Trust Agreement (as amended by the CTA Amendment), the First Amendment Reaffirmation Agreement and each other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof.

SECTION 4.Conditions to Effectiveness of this First Amendment and the CTA Amendment.

(a)This First Amendment and the CTA Amendment shall become effective on the date (the "First Amendment Effective Date") on which:

(i)The Administrative Agent shall have received duly executed and delivered counterparts of this First Amendment that, when taken together, bear the signatures of the Borrower, the Collateral Agent, each Issuing Bank, the Required Lenders, all First Amendment Term Lenders, all Grantors (as defined in the Collateral Trust Agreement) and the Collateral Trustee and the aggregate principal amount of the Exchanged Term Loans and the Additional Term Loans shall be equal to the aggregate principal amount of the Existing Term Loans outstanding on the First Amendment Effective Date immediately prior to the effectiveness of this First Amendment;

(ii)Each of (A) the representations and warranties set forth in Section 3 shall be true and correct in all material respects on and as of the First Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof, and (B) the conditions in Section 4.01 of the Amended Credit Agreement shall have been satisfied or waived in accordance with the terms of the Amended Credit Agreement;

(iii)The Administrative Agent shall have received a certificate, dated as of the First Amendment Effective Date, duly executed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in Section 4(a)(ii)(A) above and Sections 4.01(b) and 4.01(c) of the Amended Credit Agreement;

(iv)The Collateral Trustee shall have received duly executed and delivered counterparts of this First Amendment that, when taken together, bear the signatures of the Borrower, each Grantor (as defined in the Collateral Trust Agreement), the Administrative Agent and Lenders constituting the percentage of holders of Priority Lien Debt (as defined in the Collateral Trust Agreement) required under the Collateral Trust Agreement;

(v)The Collateral Trustee shall have received duly executed and delivered counterparts of the CTA Amendment that, when taken together, bear the signatures of the Borrower and each Grantor (as defined in the Collateral Trust Agreement);

(vi)The Collateral Trustee shall have received an officer's certificate of the Borrower pursuant to and in accordance with Section 7.1 of the Collateral Trust Agreement;

(vii)Each of the Administrative Agent and the Collateral Trustee shall have received duly executed and delivered counterparts of the First Amendment Reaffirmation Agreement that, when taken together, bear the signatures of the Borrower and each Grantor (as defined in the Collateral Trust Agreement);

(viii)The Administrative Agent shall have received (1) a copy of the certificate or articles of incorporation or other formation documents, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the state of its organization and a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State; (2) a certificate of the Secretary or Assistant Secretary of the Borrower dated as of the First Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or other similar governing documents, as applicable, of the Borrower as in effect on the First Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other similar governing body, as applicable, of the Borrower authorizing the execution, delivery and performance of the First Amendment, the First Amendment Reaffirmation Agreement and the CTA Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other formation documents of the Borrower have not been amended since the date of the last amendment thereto shown on such certificate furnished pursuant to clause (1) above and (D) as to the incumbency and specimen signature of each officer executing the First Amendment, the First Amendment Reaffirmation Agreement or the CTA Amendment or any other document delivered in connection herewith on behalf of the Borrower; and (3) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (2) above;

(ix)(A) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Banks, a favorable written opinion of Kirkland & Ellis LLP, counsel for the Borrower and the Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent, (1) dated the First Amendment Effective Date, (2) addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders and (3) covering such corporate, security interest and related matters relating to this First Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request and which are customary for transactions of the type contemplated herein and (B) the Collateral Trustee shall have received a favorable written opinion of Kirkland & Ellis LLP, counsel for the Borrower and the Subsidiaries, in form and substance reasonably satisfactory to the Collateral Trustee, (1) dated the First Amendment Effective Date, (2) addressed to the Collateral Trustee and (3) covering such issues as required by Section 7.1(a) of the Collateral Trust Agreement;

(x)The aggregate proceeds of all Additional Term Loans, if any, shall have been applied, concurrently with the exchange of the Exchanged Term Loans with First Amendment Term Loans, to re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein, including via the assignment by the Term Lenders holding such Existing Term Loans (other than Exchanged Term Loans) who do not remain Term Lenders under the Amended Credit Agreement on the First Amendment Effective Date to the Additional Term Lenders as of the First Amendment Effective Date of such Existing Term Loans (other than Exchanged Term Loans), which shall thereafter be continued as and be deemed to be Term Loans under the Amended Credit Agreement;

(xi)The Borrower shall have, concurrently with the exchange of Exchanged Term Loans with First Amendment Term Loans and the making of the Additional Term Loans, if any, (A) paid all accrued and unpaid interest and other amounts on the aggregate principal amount of the Existing Term Loans and (B) paid to all Term Lenders holding Existing Term Loans immediately prior to the First Amendment Effective Date that are not party to this First Amendment, if any, all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Term Lenders under the Loan Documents (prior to the effectiveness of this First Amendment) and of which the Borrower has been notified;

(xii)The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the Patriot Act, that has been requested by the Administrative Agent or any First Amendment Term Lender at least three Business Days prior to the First Amendment Effective Date; and

(xiii)Each of the Repricing Arranger, the Administrative Agent and the Collateral Trustee shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or other agreement with the Borrower relating to the Transactions.

SECTION 5.Effect of Amended Credit Agreement and CTA Amendment.

(a)Except as expressly set forth herein or in the Amended Credit Agreement, this First Amendment and the Amended Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Collateral Trustee or the Issuing Banks under the Credit Agreement, the Amended Credit Agreement or any other Loan Document (other than as expressly set forth in the

CTA Amendment), and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or of any other Loan Document (other than as expressly set forth in the CTA Amendment), all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, any Grantor (as defined in the Collateral Trust Agreement) or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b)Except as expressly set forth herein or in the CTA Amendment, this First Amendment and the CTA Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties, the Administrative Agent, the GS Counterparty (as defined in the Collateral Trust Agreement) or the Collateral Trustee, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Trust Agreement or any other provision of the Collateral Trust Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, any Grantor (as defined in the Collateral Trust Agreement) or any other person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Trust Agreement in similar or different circumstances.

(c)On the First Amendment Effective Date, the Credit Agreement shall be amended as set forth in Section 1(a) above and the Collateral Trust Agreement shall be amended by the CTA Amendment. The parties hereto acknowledge and agree that (i) this First Amendment, the Amended Credit Agreement, the CTA Amendment, any other Loan Document or other document or instrument executed and delivered in connection herewith do not constitute a novation, or termination of the obligations of the Borrower and the Grantors (as defined in the Collateral Trust Agreement) under the Credit Agreement and the Collateral Trust Agreement as in effect prior to the First Amendment Effective Date (collectively, the "Obligations"); (ii) such Obligations are in all respects continuing (as amended by this First Amendment and the CTA Amendment) with only the terms thereof being modified to the extent provided in this First Amendment and the CTA Amendment; and (iii) the Security Documents and the Liens and security interests granted thereunder are in all respects continuing in full force and effect. Upon the satisfaction of the conditions precedent set forth in Section 4 of this First Amendment, the provisions of this First Amendment will become effective and binding upon, and enforceable against, the Borrower and each of the Administrative Agent, the Collateral Agent, each Issuing Bank, the Collateral Trustee and the Lenders.

(d)This First Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and a Security Document (as defined in the Collateral Trust Agreement) for all purposes under the Collateral Trust Agreement, as amended by the CTA Amendment, and shall be administered and construed pursuant to the terms of the Amended Credit Agreement and the Collateral Trust Agreement, as amended by the CTA Amendment.

SECTION 6.Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4. Delivery of an executed signature page to this First Amendment by facsimile or other electronic transmission (including "pdf") shall be as effective as delivery of a manually signed counterpart of this First Amendment.

SECTION 7.Applicable Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.Headings. Headings used herein are for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective officers as of the day and year first above written.
NRG ENERGY, INC.
By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Senior Vice President and Treasurer

ARTHUR KILL POWER LLC
ASTORIA GAS TURBINE POWER LLC CABRILLO POWER I LLC
CABRILLO POWER II LLC
CAMAS POWER BOILER, INC.
CARBON MANAGEMENT SOLUTIONS LLC
CLEAN EDGE ENERGY LLC
CONEMAUGH POWER LLC
CONNECTICUT JET POWER LLC
COTTONWOOD DEVELOPMENT LLC
COTTONWOOD ENERGY COMPANY LP
COTTONWOOD GENERATING PARTNERS I LLC
COTTONWOOD GENERATING PARTNERS II LLC
COTTONWOOD GENERATING PARTNERS III LLC
COTTONWOOD TECHNOLOGY PARTNERS LP
DEVON POWER LLC
DUNKIRK POWER LLC
EASTERN SIERRA ENERGY COMPANY
EL SEGUNDO POWER II LLC
EL SEGUNDO POWER, LLC
ENERGY ALTERNATIVES WHOLESALE, LLC

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Vice President and Treasurer

ENERGY NATIONAL, INC.
ENERGY PLUS HOLDINGS LLC ENERGY PLUS NATURAL GAS LLC
ENERGY PROTECTION INSURANCE COMPANY
ENIGEN, INC.
GREEN MOUNTAIN ENERGY COMPANY (NY COM) LLC
GREEN MOUNTAIN ENERGY COMPANY (NY RES) LLC
HUNTLEY POWER LLC INDEPENDENCE ENERGY ALLIANCE LLC
INDEPENDENCE ENERGY GROUP LLC
INDEPENDENCE ENERGY NATURAL GAS LLC
INDIAN RIVER OPERATIONS INC.
INDIAN RIVER POWER LLC
KEYSTONE POWER LLC
LANGFORD WIND POWER, LLC
LOUISIANA GENERATING LLC
MERIDEN GAS TURBINES LLC
MIDDLETOWN POWER LLC
MONTVILLE POWER LLC
NEO CORPORATION
NEO FREEHOLD-GEN LLC
NEO POWER SERVICES INC.
NEW GENCO GP, LLC
NORWALK POWER LLC
NRG AFFILIATE SERVICES INC.
NRG ARTESIAN ENERGY LLC
NRG ARTHUR KILL OPERATIONS INC.
NRG ASTORIA GAS TURBINE
OPERATIONS INC.
NRG BAYOU COVE LLC
NRG BOURBONNAIS LLC

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Vice President and Treasurer

NRG CABRILLO POWER OPERATIONS INC.
NRG CALIFORNIA PEAKER OPERATIONS LLC
NRG CEDAR BAYOU DEVELOPMENT COMPANY, LLC
NRG COMLEASE LLC
NRG CONNECTICUT AFFILIATE SERVICES INC.
NRG DEVELOPMENT COMPANY INC.
NRG DEVON OPERATIONS INC.
NRG DISPATCH SERVICES LLC
NRG DUNKIRK OPERATIONS INC.
NRG EL SEGUNDO OPERATIONS INC.
NRG ENERGY JACKSON VALLEY I, INC.
NRG ENERGY JACKSON VALLEY II, INC.
NRG ENERGY LABOR SERVICES LLC
NRG ENERGY SERVICES GROUP LLC
NRG ENERGY SERVICES LLC
NRG GENERATION HOLDINGS INC.
NRG HOME & BUSINESS SOLUTIONS LLC
NRG HOME SOLUTIONS PRODUCT LLC
NRG HUNTLEY OPERATIONS INC.
NRG IDENTITY PROTECT LLC
NRG ILION LP LLC
NRG INTERNATIONAL LLC
NRG MAINTENANCE SERVICES LLC
NRG MEXTRANS INC.
NRG MIDATLANTIC AFFILIATE SERVICES INC.
NRG MIDDLETOWN OPERATIONS INC.
NRG MONTVILLE OPERATIONS INC.
NRG NEW JERSEY ENERGY SALES LLC

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Vice President and Treasurer

NRG NEW ROADS HOLDINGS LLC
NRG NORTH CENTRAL OPERATIONS INC.
NRG NORTHEAST AFFILIATE SERVICES INC
NRG NORWALK HARBOR OPERATIONS INC.
NRG OPERATING SERVICES, INC.
NRG OSWEGO HARBOR POWER OPERATIONS INC.
NRG PACGEN INC.
NRG POWER MARKETING LLC
NRG RENTER'S PROTECTION LLC
NRG RETAIL LLC
NRG ROCKFORD ACQUISITION LLC
NRG SAGUARO OPERATIONS INC.
NRG SECURITY LLC
NRG SERVICES CORPORATION
NRG SIMPLYSMART SOLUTIONS LLC
NRG SOUTH CENTRAL AFFILIATE SERVICES INC.
NRG SOUTH CENTRAL GENERATING LLC
NRG SOUTH CENTRAL OPERATIONS INC.
NRG TEXAS C&I SUPPLY LLC
NRG TEXAS HOLDING INC.
NRG TEXAS LLC
NRG TEXAS POWER LLC
NRG UNEMPLOYMENT PROTECTION LLC
NRG WARRANTY SERVICES LLC
NRG WEST COAST LLC
NRG WESTERN AFFILIATE SERVICES INC.
O'BRIEN COGENERATION, INC. II
ONSITE ENERGY, INC.
OSWEGO HARBOR POWER LLC

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Vice President and Treasurer

PACIFIC CROCKETT HOLDINGS, INC.
PACIFIC GENERATION COMPANY
PACIFIC GENERATION HOLDINGS COMPANY
RE RETAIL RECEIVABLES, LLC
RELIANT ENERGY NORTHEAST LLC
RELIANT ENERGY POWER SUPPLY, LLC
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY RETAIL SERVICES, LLC
RERH HOLDINGS, LLC.
SAGUARO POWER LLC
SAN JOAQUIN VALLEY ENERGY I, INC.
SOMERSET OPERATIONS INC.
SOMERSET POWER LLC
TEXAS GENCO FINANCING CORP.
TEXAS GENCO GP, LLC
TEXAS GENCO HOLDINGS, INC.
TEXAS GENCO OPERATING SERVICES, LLC
US RETAILERS LLC
VIENNA OPERATIONS INC.
VIENNA POWER LLC
WCP (GENERATION) HOLDINGS LLC
WEST COAST POWER LLC

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Senior Vice President and Treasurer

EVERYTHING ENERGY LLC

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Treasurer

NRG ILION LIMITED PARTNERSHIP

By: NRG Rockford Acquisition LLC, its General Partner

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Vice President and Treasurer

GCP FUNDING COMPANY, LLC

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Management Board Member

NRG SOUTH TEXAS LP

By: Texas Genco GP, LLC, its General Partner

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Vice President and Treasurer

TEXAS GENCO LP, LLC

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Management Committee Member

TEXAS GENCO SERVICES, LP

By: New Genco GP LLC, its General Partner

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Vice President & Treasurer

NRG CONSTRUCTION LLC
NRG HOME SOLUTIONS LLC
NRG HOMER CITY SERVICES LLC
NRG RELIABILITY SOLUTIONS LLC

By:    /s/ Gaetan Frotte
Name:    Gaetan Frotte
Title:    Vice President & Treasurer

GREEN MOUNTAIN ENERGY COMPANY

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Vice President, Treasurer

ELBOW CREEK WIND PROJECT LLC

By:    /s/ G. Gary Garcia
Name:    G. Gary Garcia
Title:    Vice President & Controller

ACKNOWLEDGED AND ACCEPTED BY:
CITICORP NORTH AMERICA, INC., as
Administrative Agent and Collateral Agent
By:    /s/ Kirkwood Roland
Name:    Kirkwood Roland
Title:    Director & Vice President

BANK OF AMERICA, N.A., as an Issuing Bank
By:    /s/ Kevin Bertelsen
Name:    Kevin Bertelsen
Title:    Managing Director

BARCLAYS BANK PLC, as an Issuing Bank
By:    /s/ May Huang
Name:    May Huang
Title:    AVP

CITIBANK, N.A., as an Issuing Bank
By:    /s/ Kirkwood Roland
Name:    Kirkwood Roland
Title:    Director & Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as an Issuing Bank
By:    /s/ Ari Bruger
Name:    Ari Bruger
Title:    Vice President

By:    /s/ Tyler R. Smith
Name:    Tyler R. Smith
Title:    Associate

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Issuing Bank
By:    /s/ Carolina Olego
Name:    Carolina Olego
Title:    AVP

By:    /s/ Robert Lofaro
Name:    Robert Lofaro
Title:    Director

JP MORGAN CHASE BANK, N.A., as an Issuing Bank
By:    /s/ Juan J. Javellana
Name:    Juan J. Javellana
Title:    Executive Director

MORGAN STANLEY BANK, N.A., as an Issuing Bank
By:    /s/ John Durland
Name:    John Durland
Title:    Authorized Signatory

By executing below. each party acknowledge* and accepts this First Amendment further acknowledges receipt of a copy of this First Amendment, executed by each party thereto
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Priority Collateral Trustee and Parity Collateral Trustee
By: Deutsche Bank National Trust Company
By:    /s/ Irina Golovashchuk
Name:    Irina Golovashchuk
Title:    Vice President

By:    /s/ Jeffrey Schoenfeld
Name:    Jeffrey Schoenfeld
Title:    Associate